SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2014
SUBSEQUENT EVENTS [Abstract]
SUBSEQUENT EVENTS
23.	SUBSEQUENT EVENTS

On February 5, 2015, a stock purchase agreement entered into between the Company and Alpha Spring Limited (" Zongyi"). Zongyi agreed to make a $50 million investment in the Company, with a purchase price of $2.50 per ordinary share, the equivalent of $10.0 per ADS. Immediately after the closing of the transaction, Zongyi would hold 20 million ordinary shares of Vimicro, approximately 16.3% equity ownership of the Company. The ordinary shares would be subject to a one-year lock-up period. Upon closing and subject to the terms and conditions of the stock purchase agreement, the Company would grant customary registration rights to the Investor. The closing of the investment is subject to customary closing conditions.